Exhibit 10.1

Genaera Corporation

5110 Campus Drive

Plymouth Meeting, PA 19462

October 17, 2005

PERSONAL AND CONFIDENTIAL

Roy C. Levitt, M.D.

Chief Executive Officer

Genaera Corporation

5110 Campus Drive

Plymouth Meeting, PA 19462

Dear Roy:

The Board of Directors of Genaera Corporation met today and accepted your resignation as Chief Executive Officer of Genaera Corporation effective December 31, 2005. The Board agreed to treat your resignation under your employment agreement with Genaera, entered into May 12, 2004, as if the Board of Directors did not extend your employment for the period starting January 1, 2006, and for the purposes of your employment agreement as a “Notice of Non-Renewal” from Genaera. Accordingly, your last day as Chief Executive Officer of Genaera will be December 31, 2005.

Sincerely,

/s/ R. Frank Ecock

R. Frank Ecock

Chair, Compensation Committee of the

    Board of Directors

via REGULAR CERTIFIED MAIL,

RETURN RECEIPT REQUESTED

AGREED TO:

/s/ Roy C. Levitt, M.D.

Roy C. Levitt, M.D.